UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023 (May 10, 2023)

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CSX Corporation (“CSX”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 10, 2023. The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following eleven persons were elected to the CSX Board of Directors:

	For	Against	Abstain	Broker Non-Votes
Donna M. Alvarado	1,418,477,969	80,004,405	2,746,656	243,984,102
Thomas P. Bostick	1,421,328,816	76,905,300	2,994,914	243,984,102
Steven T. Halverson	1,390,643,392	107,589,314	2,996,324	243,984,102
Paul C. Hilal	1,414,494,283	83,882,803	2,851,944	243,984,102
Joseph R. Hinrichs	1,484,674,112	13,699,079	2,855,839	243,984,102
David M. Moffett	1,471,828,816	26,559,951	2,840,263	243,984,102
Linda H. Riefler	1,267,426,054	231,172,894	2,630,082	243,984,102
Suzanne M. Vautrinot	1,444,826,995	53,471,559	2,930,476	243,984,102
James L. Wainscott	1,468,226,708	30,083,927	2,918,395	243,984,102
J. Steven Whisler	1,440,046,798	58,302,333	2,879,899	243,984,102
John J. Zillmer	1,076,476,067	416,142,985	8,609,978	243,984,102

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2023, by the votes set forth in the table below:

For	Against	Abstain
1,655,002,520	87,464,272	2,746,340

Item 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:
For	Against	Abstain	Broker Non-Votes
1,337,075,452	154,939,216	9,214,362	243,984,102

Item 4:

Shareholders approved, on an advisory (non-binding) basis, an annual vote frequency for future advisory votes on the compensation of CSX’s named executive officers, by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,456,929,441	3,534,278	35,634,063	5,131,248	243,984,102

In accordance with the Board of Directors’ recommendation, and based on the results of this advisory vote, CSX will continue to hold an annual advisory vote on executive compensation.

No other matters were submitted for shareholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President – Chief Legal Officer & Corporate Secretary

DATE: May 12, 2023